Scudder
High Yield
Bond Fund

Semiannual Report
August 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund seeking a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

SCUDDER     (logo)

                          Scudder High Yield Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  6/28/96    Total Net Assets as of     Ticker Symbol:  SHBDX
                              8/31/98: $185.6 million
--------------------------------------------------------------------------------


o High yield bonds endured significant price declines in July and August as volatility in the U.S. stock market and emerging markets and concern over the economy caused some institutional investors to reduce their exposure to higher-risk assets.


o For its most recent semiannual period ended August 31, 1998, Scudder High Yield Bond Fund provided a total return of -3.77%. This is consistent with the -1.31% return of the Merrill Lynch High Yield Master Index. On August 31, the Fund posted a 10.07% 30-day SEC yield.


o During the most recent semiannual period, the quality of the Fund's telecommunications exposure was upgraded and defensive issues such as broadcasting and cable companies with strong cash flow generation capabilities were added.

                                Table of Contents

  3 Letter from the Fund's President       16 Financial Statements
  4 Performance Update                     19 Financial Highlights
  5 Portfolio Summary                      20 Notes to Financial Statements
  6 Portfolio Management Discussion        24 Officers and Trustees
  9 Glossary of Investment Terms           25 Investment Products and Services
 10 Investment Portfolio                   26 Scudder Solutions


                        2 - Scudder High Yield Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

   After several years of above average returns, the past six months have been difficult for high yield investments. For the six months ended August 31, 1998, Scudder High Yield Bond Fund posted a -3.77% total return as high yield bond prices declined in the face of stock market volatility and uncertainty over the global economic outlook. The Fund's -3.77% return compares favorably with the -4.87% average return of similar funds over the same time period as compiled by Lipper Analytical Services, Inc. As Lead Portfolio Manager Kelly Babson states in the interview beginning on page 6, the Fund's approach to researching individual issuers served it well on a relative basis during a period of significant price declines for the high yield market. The high yield bond market appears to have discounted a U.S. recession and high default rates for its issuers -- two occurrences which we do not anticipate. Looking beyond the near term, we are optimistic that high yield bonds will once again provide superior results.

   For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. Please see pages 25 through 28 for more information on Scudder products and services.

   If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder High Yield Bond Fund


                        3 - Scudder High Yield Bond Fund

PERFORMANCE UPDATE as of August 31, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
8/31/97       $10,000   Cumulative  Annual
------------------------------------------
SCUDDER HIGH YIELD BOND FUND
------------------------------------------
1 Year          $10,394    3.94%     3.94%
Life of Fund*   $12,486   24.86%    10.73%
------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX
------------------------------------------
1 Year          $10,488    4.88%     4.88%
Life of Fund*   $12,255   22.55%     9.83%
------------------------------------------
*The Fund commenced operation on June 28, 1996.
Index comparisons begin June 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER HIGH YIELD BOND FUND
Year            Amount
----------------------
6/96*          $10,004
8/96           $10,246
11/96          $10,790
2/97           $11,318
5/97           $11,510
8/97           $12,008
11/97          $12,386
2/98           $12,970
5/98           $13,177
8/98           $12,481

MERRILL LUNCH HIGH YIELD MASTER INDEX
Year            Amount
----------------------
6/96*          $10,000
8/96           $10,172
11/96          $10,717
2/97           $11,035
5/97           $11,260
8/97           $11,685
11/97          $12,071
2/98           $12,418
5/98           $12,672
8/98           $12,255

The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED AUGUST 31

                         1996*      1997       1998
                      --------------------------------
NET ASSET VALUE...     $ 12.12    $ 12.91    $ 12.07
INCOME DIVIDENDS..     $   .18    $  1.17    $  1.19
CAPITAL GAINS
DISTRIBUTIONS.....     $    --    $   .03    $   .21
FUND TOTAL
RETURN (%)........        2.51      17.19       3.94
INDEX TOTAL
RETURN (%)........        1.72      14.86       4.88


Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

                        4 - Scudder High Yield Bond Fund

PORTFOLIO SUMMARY as of August 31, 1998


-----------------------------
ASSET ALLOCATION
-----------------------------
Corporate Bonds          90%
Cash Equivalents          5%
Preferred Stocks          4%
Foreign Bonds             1%
-----------------------------
                        100%
=============================

Over the six month period
ended August 31 we
allowed the Fund's cash
position to build up based
on liquidity concerns and
our desire to have the
flexibility to invest in
select issues when high
yield bonds are attractively
priced.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
DIVERSIFICATION (Excluding
Cash Equivalents)
-----------------------------
Communications           26%
Manufacturing            15%
Media                    13%
Consumer Discretionary    8%
Consumer Staples          8%
Service Industries        7%
Energy                    4%
Metals & Minerals         4%
Financial                 3%
Other                    12%
-----------------------------
                        100%
=============================

We moved to a relatively
higher quality exposure
within the telecommunica-
tions sector during the
period, and added to the
Fund's media position, par-
ticularly in broadcasting
and cable. Both broadcast-
ing and cable tend to be
relatively defensive indus-
tries, and we believe they
continue to have strong
cash flow generation capa-
bilities along with the po-
tential for credit upgrades.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
QUALITY
-----------------------------
Cash Equivalents          5%
A                         1%
BB                       18%
B                        66%
CCC                       3%
Not Rated                 7%
-----------------------------
                        100%
=============================

Weighted Average Quality: B

The Fund took a more
defensive posture in light
of recent market volatility,
using new money to
purchase BB bonds, and in
some cases upgrading
from B to BB credits.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
EFFECTIVE MATURITY
-----------------------------
Less than 1 year          9%
1 - 5 years              11%
5 - 8 years              30%
8 years or greater       50%
-----------------------------
                        100%
-----------------------------

Weighted average effective
maturity: 7.2 years

A range of maturities is
represented in the
Fund's portfolio.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 10.
A quarterly Fund Summary and Portfolio Holdings are available upon request.
-------------------------------------------------------------------------------


                        5 - Scudder High Yield Bond Fund

                         Portfolio Management Discussion

For an overview of Scudder High Yield Bond Fund's performance, strategy, and outlook, we once again present an interview with Scudder High Yield Bond Fund's Lead Portfolio Manager, Kelly D. Babson. Kelly has managed the Fund since its inception on June 28, 1996.

Q: How did Scudder High Yield Bond Fund perform during the six months ended August 30, 1998?

For the six-month period ended August 31, 1998, Scudder High Yield Bond Fund posted a total return of -3.77%. For the same period, the high yield bond market returned -1.31% as measured by the unmanaged Merrill Lynch High Yield Master Index. The Fund's total return was 24.86% since its June 28, 1996, inception, outperforming the Index's return of 22.55% over the same period. On August 31, the Fund offered a 10.07% 30-day SEC yield.

Q: High yield investors saw the market sell off substantially in July and August. What factors caused this?

It's evident that the high level of volatility in the stock market is impacting the performance of the high yield market. Particularly in August, the correlation between the high yield bond and stock markets was high, more so than you might expect given a positive growth U.S. economic environment, declining interest rates, and a U.S. high yield market that still can boast a relatively low default rate. The depth of the high yield response to stock market activity was also attributable to volatility in emerging markets and to market participants' concerns about deflation and a global economic slowdown. Technical factors, principally a lack of liquidity in an increasingly risk-averse environment, also pressured the high yield market.

There clearly has been a dramatic reevaluation of the appropriate pricing of "risky" assets. And in this environment, we've seen high yield bonds sell off relatively indiscriminately, particularly in the last three weeks of August when the market moved most dramatically. When the difference between the yields on high yield bonds and Treasuries of equivalent maturity is unusually large on a historical basis, it does create some opportunities. As we sort through those opportunities, we work to determine what an adequate yield premium should be in exchange for assuming liquidity and credit risks.

Q:  What is your strategy in the current environment?

While we haven't altered our bottom-up-oriented approach to security selection, we have taken a more defensive posture and sought to upgrade overall portfolio quality. During the six-month period, we used new money coming into the Fund to purchase BB credits, and also upgraded in some cases from lower quality B to BB bonds. We left our CCC and nonrated exposure relatively unchanged. Lastly, we allowed the Fund's cash position to build based on some liquidity concerns and our desire to have the flexibility to invest in select issues when interest rates spreads are relatively wide.

Q: Are you still committed to higher-risk sectors such as telecommunications?

Yes. But we've moved to a relatively higher quality exposure within the telecommunications sector and sold some issues we considered most speculative. Some of the more speculative names have large capital needs going forward which

                        6 - Scudder High Yield Bond Fund
might be difficult to fund in the current higher volatility investment environment. At this juncture we're very comfortable with the names that we own and would consider adding to many of them at the current wider yield spreads versus Treasury bonds. Our overall weighting in telecommunications is about the same as at the start of the period, despite the fact that telecommunications' market capitalization has increased substantially as a percentage of the overall high yield market.

Q:  What changes, if any, did you make to other sector weightings?

We have added to media, particularly in broadcasting and cable which tend to be relatively defensive industries and continue to have strong cash flow generation capabilities and potential for credit upgrades from the ratings agencies.

With the persistent declines in commodity prices, we have continued to reduce the Fund's exposure to oil and gas issues, and are now well underweight there. Our exposure in that sector is limited to higher quality issues. We'll be looking for positive news on the global growth front (which translates to higher demand for oil and gas) or extreme cutbacks in production (which we're unlikely to see) before we can expect a real rebound in that sector.

Q:  How about in other commodity sectors?

Likewise, in commodity areas such as paper and steel, we continue to have very modest exposure despite very high current yields. There may be some opportunities there going forward, but again because these companies are so directly impacted by exports from emerging countries whose currencies have declined sharply, the outlook for commodity prices in these areas isn't favorable either.

The consumer area has been a bright spot, as U.S. consumers have continued to spend. We're beginning to see some weakness in retail numbers for the first time in years, but nothing dramatic. We have been underweight in the direct retail sector, based on questions we had about particular high yield issuers, rather than on the sector itself. The Fund also has some consumer goods exposure, which we're very comfortable with. And we might look to add home builders. We had been concerned about home builders earlier in the year when the Federal Reserve was leaning toward actually raising rates to slow U.S. economic growth. The possibility that the Fed may enact a series of rate cuts (the Fed lowered the federal funds rate by 0.25% on September 29, 1998) would be positive for home builders, so we're considering adding to our exposure there but will focus on higher quality issuers within the sector.

Q: How else would further interest rate cuts affect the high yield bond market?

The current flatness of the yield curve (i.e., there is little difference between short-, medium-, and long-term interest rates) has been challenging for leveraged borrowers as it makes it difficult to attract capital away from shorter-term, lower-risk securities. A steepening of the yield curve if the Fed significantly lowers rates would be positive. It would create a better borrowing environment for many of our issuers and it would be good for the stock market.

                        7 - Scudder High Yield Bond Fund

Q: What is your outlook for the high yield market over the next six months?

I think the longer view, and I'll include six months in that, is relatively positive. As I've said, interest rate spreads versus comparable Treasuries are at extremely wide levels now. They discount to a large degree recession and much higher default rates, which we are not forecasting. Equity market volatility and developments in emerging markets will probably continue to challenge us for the next couple of months or more. Looking beyond the end of this year, the high yield market is now priced to support a narrowing of yield spreads (which would translate into higher prices for high yield bonds), though probably not to the tight levels reached in April of this year. As I've said, the risk premium built into the market today is fairly extreme relative to the real fundamentals.

While we recognize that we are in a riskier investment environment than six months ago, it's important to note that Scudder High Yield Bond Fund's investment process is unchanged. We are fundamental research/bottom-up credit selectors, and we believe that our investment philosophy has served us well through the recent period of volatility. Our goal is to respond to a dynamic environment in a prudent way. We believe that over time the Fund's portfolio will reflect good value in the marketplace.


                        8 - Scudder High Yield Bond Fund

                          Glossary of Investment Terms

COUPON The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on $1,000 of the face amount each year.

CYCLICAL A cyclical security is one whose price tends to rise when the U.S. economy is expanding and to fall when the economy is contracting. Examples of cyclical industries are automobiles, housing, and paper. Noncyclical securities-- including food, insurance, and health care companies-- are typically not as affected by changes in U.S. economic performance.

DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. Default rate refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

HIGH YIELD BOND            A bond that has a rating of BB or less and pays a
                           high yield to compensate for its greater credit risk.

SECTOR A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD SPREAD               The difference in yield between various types of
                           bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder High Yield Bond Fund

             Investment Portfolio as of August 31, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/31/1998 at
  5.75%, to be repurchased at $9,019,440 on 9/1/1998, collateralized by a                                          -----------
  $9,145,000 U.S. Treasury Bond, 5.875%, 1/31/1999 (Cost $9,018,000) ....................      9,018,000             9,018,000
                                                                                                                   -----------
Foreign Bonds -- U.S.$ Denominated 0.3%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Petroleos Mexicanos SA, 8.85%, 9/15/2007 (Cost $699,321) ................................        700,000               532,000
                                                                                                                   -----------
Foreign Bonds -- Non U.S.$ Denominated 0.7%
------------------------------------------------------------------------------------------------------------------------------
Dolphin Telecom PLC, Step-up Coupon 0% to 6/1/2003, 11.50% to 6/1/2008                                             -----------
  (Cost $1,627,125) ..................................................................... XEU  2,500,000             1,205,612
                                                                                                                   -----------
Corporate Bonds and Notes 89.4%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.0%
Cinemark USA, Inc., Series D, 9.625%, 8/1/2008 ..........................................      2,000,000             2,010,000
Clearview Cinema Group, Inc., 10.875%, 6/1/2008 .........................................      1,200,000             1,284,000
Cole National Group Inc., 9.875%, 12/31/2006 ............................................      2,000,000             2,100,000
Empress Entertainment, Inc., 8.125%, 7/1/2006 ...........................................        750,000               727,500
Empress Entertainment, Inc., 8.125%, 7/1/2006 ...........................................      1,250,000             1,212,500
Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ...............................................      2,250,000             1,980,000
Pillowtex Corp., 10%, 11/15/2006 ........................................................      1,500,000             1,560,000
Pillowtex Corp., 9%, 12/15/2007 .........................................................        500,000               490,000
Premier Parks Inc., 9.75%, 1/15/2007 ....................................................      1,500,000             1,545,000
Signature Resorts, Inc., 9.75%, 10/1/2007 ...............................................      2,000,000             1,700,000
                                                                                                                   -----------
                                                                                                                    14,609,000
                                                                                                                   -----------
Consumer Staples 7.8%
Advantica Restaurant Group, 11.25%, 1/15/2008 ...........................................      1,000,000             1,010,000
Aurora Foods, Inc., Series D, 9.875%, 2/15/2007 .........................................      2,125,000             2,188,750
Chiquita Brands International Inc., Senior Note, 10.25%, 11/1/2006 ......................      1,250,000             1,312,500
Dyersburg Corp., 9.75%, 9/1/2007 ........................................................      2,250,000             2,092,500
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008 ...................................      1,500,000             1,350,000
La Petite Holdings, 10%, 5/15/2008 ......................................................      1,000,000               955,000
Purina Mills, Inc., 9%, 3/15/2010 .......................................................      2,000,000             2,000,000
Revlon Consumer Products, 8.625%, 2/1/2008 ..............................................      2,200,000             2,084,500
Sun World International, 11.25%, 4/15/2004 ..............................................      1,250,000             1,312,500
                                                                                                                   -----------
                                                                                                                    14,305,750
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 1.6%
MEDIQ Inc., 11%, 6/1/2008 ...............................................................      1,000,000               950,000
NBTY Inc., 8.625%, 9/15/2007 ............................................................      2,000,000             1,915,000
                                                                                                                   -----------
                                                                                                                     2,865,000
                                                                                                                   -----------
Communications 24.1%
21st Century Telecommunications, Step-up Coupon, 0% to 2/15/2003, 12.25% to
  2/15/2008 .............................................................................      2,500,000             1,250,000
Allegiance Telecom, Inc., 12.875%, 5/15/2008 ............................................      1,750,000             1,653,750
American Cellular Corp., 10.5%, 5/15/2008 ...............................................      1,000,000               920,000
AMSC Acquisition Co., Inc., 12.25%, 4/1/2008 ............................................        500,000               335,000
Birch Telecom Inc., 14%, 6/15/2008 ......................................................      1,000,000               880,000
Call-Net Enterprises, Inc., 8.94%, 8/15/2008 ............................................      1,200,000               684,000
Comcast Cellular, 9.5%, 5/1/2007 ........................................................      1,500,000             1,447,500
Crown Castle International Corp., Step-up Coupon, 0% to 11/1/2002, 10.625% to
  11/15/2007 ............................................................................      2,100,000             1,218,000
Exodus Communications Inc., 11.25%, 7/1/2008 ............................................        750,000               675,000
GST USA Inc., Step-up Coupon, 0% to 12/1/2000, 13.875% to 12/15/2005 ....................      2,500,000             1,850,000
Globalstar LP, 11.375%, 2/15/2004 .......................................................      1,000,000               800,000
Impsat Corp., 12.375%, 6/15/2008 ........................................................      1,250,000             1,025,000
Intermedia Communications, Inc., 8.875%, 11/1/2007 ......................................      1,250,000             1,212,500
Intermedia Communications, Inc., Step-up Coupon, 0% to 7/1/2002, 11.25% to
  7/15/2007 .............................................................................      2,750,000             1,897,500
Iridium LLC Capital Corp., 11.25%, 7/15/2005 ............................................      2,000,000             1,560,000
Level 3 Communications, Inc., 9.125%, 5/1/2008 ..........................................      1,750,000             1,526,875
Long Distance Direct Holdings, Inc., 12.25%, 4/15/2008 ..................................      1,000,000               870,000
McLeodUSA Inc., 9.25%, 7/15/2007 ........................................................      2,000,000             1,960,000
McLeodUSA Inc., 8.375%, 3/15/2008 .......................................................        500,000               460,000
McLeodUSA Inc., Exchange Shares, 8.375%, 3/15/2008 ......................................        500,000               460,000
MetroNet Communications Corp., Step-up Coupon, 0% to 6/1/2003, 9.95% to 6/15/2008 .......      2,150,000             1,107,250
Nextel Communications, Inc., Step-up Coupon, 0% to 2/15/1999, 9.75% to 8/15/2004 ........      2,500,000             2,431,250
NEXTLINK Communications, Inc., Step-up Coupon, 0% to 4/15/2003, 9.45% to
  4/15/2008 .............................................................................      3,600,000             1,800,000
NorthEast Optic Network, Inc., 12.75%, 8/15/2008 ........................................        250,000               240,000
Orbital Imaging Corp., 11.625%, 3/1/2005 ................................................        700,000               672,000
Pinnacle Holdings, Inc., 10%, 3/15/2008 .................................................      2,000,000             1,000,000
Price Communications Wireless, 9.125%, 12/15/2006 .......................................        550,000               511,500
PSINet Inc., 10%, 2/15/2005 .............................................................      1,000,000               980,000
Qwest Communications International, Step-up Coupon, 0% to 2/1/2000, 8.29% to
  2/1/2008 ..............................................................................      2,750,000             1,938,750
RCN Corp., 10%, 10/15/2007 ..............................................................      1,000,000               925,000
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008 ...............      3,850,000             2,002,000

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sprint Spectrum L.P., Senior Note, 11%, 8/15/2006 .......................................      1,000,000             1,115,000
Sprint Spectrum L.P., Step-up Coupon, 0% to 8/1/2001, 12.5% to 8/15/2006 ................      2,000,000             1,660,000
Star Choice Communications Inc., 13%, 12/15/2005 ........................................      1,000,000               920,000
Teligent Inc., 11.5%, 12/1/2007 .........................................................      2,000,000             1,840,000
Triton Communications LLC, Step-up Coupon, 0% to 5/1/2003, 11% to 5/1/2008 ..............      1,700,000               782,000
Viatel, Inc., 12.5%, 4/15/2008 ..........................................................      1,500,000               750,000
WorldCom, Inc., 8.875%, 1/15/2006 .......................................................        368,000               399,056
                                                                                                                   -----------
                                                                                                                    43,758,931
                                                                                                                   -----------
Financial 2.3%
Bank United Capital Trust, 10.25%, 12/31/2026 ...........................................      1,000,000             1,055,000
Commerce Bancorporation, 11.75%, 6/6/2027 ...............................................        957,000             1,023,990
GS Escrow Corp., 7.125%, 8/1/2005 .......................................................      1,250,000             1,209,350
HMH Properties, 7.875%, 8/1/2008 ........................................................      1,000,000               940,000
                                                                                                                   -----------
                                                                                                                     4,228,340
                                                                                                                   -----------
Media 8.3%
Adelphia Communications Corp., 10.5%, 7/15/2004 .........................................      1,500,000             1,605,000
CSC Holdings, Inc., 7.625%, 7/15/2018 ...................................................        750,000               685,703
Cablevision Systems Corp., 9.25%, 11/1/2005 .............................................      1,000,000             1,032,500
Diva Systems Corp., Step-up Coupon, 0% to 3/1/2003, 12.625% to 3/1/2008 .................      1,750,000               612,500
Falcon Holding Group, 8.375%, 4/15/2010 .................................................        875,000               848,750
Falcon Holding Group, Step-up Coupon, 0% to 4/15/2003, 9.285% to 4/15/2010 ..............      2,400,000             1,512,000
Golden Sky Systems, 12.375%, 8/1/2006 ...................................................      1,000,000               970,000
Interep National Radio, 10%, 7/1/2008 ...................................................      2,000,000             1,920,000
Mediacom, 8.5%, 4/15/2008 ...............................................................      1,000,000               945,000
Outdoor Systems, Inc., 8.875%, 6/15/2007 ................................................      2,750,000             2,763,750
Panavision Inc., Step-up Coupon, 0% to 2/1/2002, 9.625% to 2/1/2006 .....................      2,500,000             1,375,000
Radio Unica Corp., Step-up Coupon, 0% to 8/1/2002, 11.75% to 8/1/2006 ...................      1,500,000               855,000
                                                                                                                   -----------
                                                                                                                    15,125,203
                                                                                                                   -----------
Service Industries 6.2%
Allied Waste Industries, Inc., Step-up Coupon, 0% to 6/1/2002, 11.3% to 6/1/2007 ........      1,265,000               910,800
Allied Waste North America, 10.25%, 12/1/2006 ...........................................      1,500,000             1,642,500
Borg-Warner Security Corp., 9.625%, 3/15/2007 ...........................................      1,275,000             1,396,125
Coinmach Laundry Corp., 11.75%, 11/15/2005 ..............................................      2,000,000             2,180,000
Hydrochem Industrial, 10.375%, 8/1/2007 .................................................      1,000,000               960,000
ImPac Group, Inc., 10.125%, 3/15/2008 ...................................................        750,000               705,000
National Equipment Services, 10%, 11/30/2004 ............................................      1,500,000             1,395,000

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Penhall Acquisition Corp., 12%, 8/1/2006 ................................................      1,500,000             1,305,000
Pierce Leahy Corp., 11.125%, 7/15/2006 ..................................................        650,000               698,750
                                                                                                                   -----------
                                                                                                                    11,193,175
                                                                                                                   -----------
Manufacturing 14.4%
AEP Industries, Inc., 9.875%, 11/15/2007 ................................................      2,000,000             1,870,000
Ball Corporation, 7.75%, 8/1/2006 .......................................................      1,000,000               980,000
Ball Corporation, 8.25%, 8/1/2008 .......................................................      1,000,000               982,500
Clark Materials Handling Corp., 10.75%, 11/15/2006 ......................................      2,000,000             2,070,000
Columbus McKinnon Corp., 8.5%, 4/1/2008 .................................................      1,000,000               880,000
Day International Group, Inc., 9.5%, 3/15/2008 ..........................................      1,000,000               915,000
Eagle-Picher Industries, 9.375%, 3/1/2008 ...............................................      1,910,000               888,150
Graham Packaging Co., 8.75%, 1/15/2008 ..................................................      1,000,000               970,000
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009 .................      1,000,000               460,000
Grove Worldwide LLC, 9.25%, 5/1/2008 ....................................................        400,000               368,000
ISP Holdings Inc., 9.75%, 2/15/2002 .....................................................        250,000               261,250
ISP Holdings Inc., 9%, 10/15/2003 .......................................................        500,000               515,000
K & F Industries, Inc., 9.25%, 10/15/2007 ...............................................      1,500,000             1,470,000
L-3 Communications Corp., 8.5%, 5/15/2008 ...............................................      1,000,000               977,500
LDM Technologies Inc., 10.75%, 1/15/2007 ................................................      1,750,000             1,540,000
Oshkosh Truck Corp., 8.75%, 3/1/2008 ....................................................      1,500,000             1,410,000
Prestolite Electric, Inc., 9.625%, 2/1/2008 .............................................        500,000               500,000
R.H. Donnelly, 9.125%, 6/1/2008 .........................................................        700,000               672,000
Radnor Holdings Corp., 10%, 12/1/2003 ...................................................      2,250,000             2,205,000
Repap New Brunswick, 9%, 6/1/2004 .......................................................      2,000,000             1,840,000
Republic Group, Inc., 9.5%, 7/15/2008 ...................................................      1,000,000               935,000
Specialty Equipment Co., Senior Subordinate Note, 11.375%, 12/1/2003 ....................      1,950,000             2,062,125
United Defense Industries, Inc., 8.75%, 11/15/2007 ......................................      1,500,000             1,470,000
                                                                                                                   -----------
                                                                                                                    26,241,525
                                                                                                                   -----------
Technology 2.7%
Celestica International Inc., 10.5%, 12/31/2006 .........................................        650,000               689,000
Fairchild Semiconductor Corp., 10.125%, 3/15/2007 .......................................      1,500,000             1,320,000
Unisys Corp., 11.75%, 10/15/2004 ........................................................      2,500,000             2,825,000
                                                                                                                   -----------
                                                                                                                     4,834,000
                                                                                                                   -----------
Energy 3.1%
Abraxas Petroleum Corp., 11.5%, 11/1/2004 ...............................................      1,000,000               880,000
Bellwether Exploration Co., 10.875%, 4/1/2007 ...........................................      2,250,000             2,227,500

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder High Yield Bond Fund

                                                                                                Principal            Market
                                                                                               Amount (b)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., Series D, 10.25%, 5/15/2003 ........................................      1,000,000             1,065,000
Dailey International, Inc., 9.5%, 2/15/2008 .............................................         50,000                42,000
Ocean Energy, 9.75%, 10/1/2006 ..........................................................      1,000,000               970,000
Seven Seas Petroleum, 12.5%, 5/15/2005 ..................................................        500,000               455,000
                                                                                                                   -----------
                                                                                                                     5,639,500
                                                                                                                   -----------
Metals & Minerals 4.1%
AK Steel Corp., 9.125%, 12/15/2006 ......................................................      1,000,000             1,000,000
Metals USA Inc., 8.625%, 2/15/2008 ......................................................      1,000,000               900,000
NSM Steel Ltd., 12%, 2/1/2006 ...........................................................      1,000,000               650,000
NSM Steel Ltd., 12.25%, 2/1/2008 ........................................................        500,000               325,000
Pen Holdings Inc., 9.875%, 6/15/2008 ....................................................      1,000,000               975,000
Renco Metals Inc., Senior Note, 11.5%, 7/1/2003 .........................................      1,000,000             1,020,000
Renco Steel Holdings Co., Series B, 10.875%, 2/1/2005 ...................................      1,000,000               930,000
Wells Aluminum Corp., 10.125%, 6/1/2005 .................................................      1,750,000             1,697,500
                                                                                                                   -----------
                                                                                                                     7,497,500
                                                                                                                   -----------
Construction 3.1%
Millar Western Forest Products, 9.875%, 5/15/2008 .......................................      1,750,000             1,347,500
Nortek, Inc., 9.875%, 3/1/2004 ..........................................................      1,000,000               985,000
Nortek, Inc., 9.25%, 3/15/2007 ..........................................................      1,000,000               950,000
Schuler Homes, Inc., 9%, 4/15/2008 ......................................................      1,500,000             1,395,000
Triangle Pacific, 10.5%, 8/1/2003 .......................................................        850,000               858,500
                                                                                                                   -----------
                                                                                                                     5,536,000
                                                                                                                   -----------
Transportation 2.5%
Allied Holdings Inc., 8.625%, 10/1/2007 .................................................      2,000,000             1,890,000
Atlantic Express, Inc., 10.75%, 2/1/2004 ................................................      1,500,000             1,567,500
US Air, Inc., 10.375%, 3/1/2013 .........................................................      1,000,000             1,144,320
                                                                                                                   -----------
                                                                                                                     4,601,820
                                                                                                                   -----------
Utilities 1.2%
Cal Energy Co., Inc., 9.5%, 9/15/2006 ...................................................      1,000,000             1,148,810
Niagara Mohawk Power Corp., 7.75%, 10/1/2008 ............................................      1,000,000               995,000
                                                                                                                   -----------
                                                                                                                     2,143,810
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $173,741,723)                                                                          162,579,554
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 4.6%
------------------------------------------------------------------------------------------------------------------------------
Communications 0.0%
Globalstar LP, Warrants (expire 2/15/2004)* .............................................          1,000                40,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder High Yield Bond Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Financial 0.6%
Walden Residential Properties, Inc. .....................................................         40,000               960,000
Walden Residential Properties, Inc., Warrants (expire 1/1/2002)* ........................         40,000                40,000
                                                                                                                   -----------
                                                                                                                     1,000,000
                                                                                                                   -----------
Media 3.7%
Adelphia Communications Corp., Series B, 13%, 7/15/2009 .................................         10,000             1,120,000
Cablevision Systems Corp. ...............................................................         21,724             2,438,477
SFX Broadcasting, Inc., Series E ........................................................         16,451             1,924,728
Time Warner, Inc., Series M .............................................................          1,000             1,142,500
                                                                                                                   -----------
                                                                                                                     6,625,705
                                                                                                                   -----------
Manufacturing 0.3%
Day International Group, Inc. ...........................................................            515               489,250
------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,998,885)                                                                             8,154,955
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 0.0%
------------------------------------------------------------------------------------------------------------------------------
Communications 0.0%
Orbital Imaging, Warrants (expire 3/1/2005)* ............................................            700                28,000
American Mobile Satellite Corp., Warrants (expire 4/1/2008)* ............................            500                 3,500
Star Choice Communications Inc., Warrants (expire 12/15/2005)* ..........................         23,160                44,004
                                                                                                                   -----------
                                                                                                                        75,504
                                                                                                                   -----------
Metals & Minerals 0.0%
NSM Steel, Ltd., Warrants (expire 2/1/2008)* ............................................        316,546                 3,165
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $0)                                                                                           78,669
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $193,085,054) (a)                                                       181,568,790
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $193,085,054. At August 31, 1998, net unrealized depreciation for all investment securities based on tax cost was $11,516,264. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $1,584,344 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $13,100,608.

  (b) Principal amounts are stated in U.S. dollars unless otherwise noted.

 Currency Abbreviations
 -----------------------------------------------------
 XEU        European Currency Unit

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder High Yield Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                        as of August 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $193,085,054) ................    $ 181,568,790
                 Cash .................................................................              943
                 Receivable for investments sold ......................................        4,424,976
                 Dividends and interest receivable ....................................        3,716,765
                 Receivable for Fund shares sold ......................................          799,519
                 Due from Adviser .....................................................          386,248
                 Deferred organization expenses .......................................           10,911
                 Other assets .........................................................           48,321
                                                                                           ----------------
                 Total assets .........................................................      190,956,473
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................          481,322
                 Payable for Fund shares redeemed .....................................        4,669,594
                 Unrealized depreciation on forward currency exchange contracts .......           38,398
                 Other payables and accrued expenses ..................................          152,194
                                                                                           ----------------
                 Total liabilities ....................................................        5,341,508
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $ 185,614,965
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................          272,724
                 Net unrealized appreciation (depreciation) on:
                   Investments ........................................................      (11,516,264)
                   Foreign currency related transactions ..............................          (38,398)
                 Accumulated net realized gain ........................................          401,364
                 Paid-in capital ......................................................      196,495,539
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $ 185,614,965
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($185,614,965 / 15,383,742 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................           $12.07
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder High Yield Bond Fund

                             Statement of Operations

                  six months ended August 31, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ............................................................     $    587,848
                 Interest .............................................................        8,802,171
                                                                                           ----------------
                                                                                               9,390,019
                 Expenses:
                 Management fees ......................................................          684,351
                 Services to shareholders .............................................          232,873
                 Custodian and accounting fees ........................................           40,315
                 Trustees' fees and expenses ..........................................           24,589
                 Registration fees ....................................................           19,096
                 Auditing .............................................................           18,730
                 Reports to shareholders ..............................................           15,100
                 Legal ................................................................            7,719
                 Amortization of organization expense .................................            1,943
                 Other ................................................................            3,658
                                                                                           ----------------
                 Total expenses before reductions .....................................        1,048,374
                 Expense reductions ...................................................         (718,119)
                                                                                           ----------------
                 Expenses, net ........................................................          330,255
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         9,059,764
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................          499,840
                 Foreign currency related transactions ................................           32,154
                                                                                           ----------------
                                                                                                 531,994
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................      (17,362,934)
                 Foreign currency related transactions ................................          (38,398)
                                                                                           ----------------
                                                                                             (17,401,332)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  (16,869,338)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (7,809,574)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder High Yield Bond Fund

                       Statement of Changes in Net Assets

                                                                                       Six Months
                                                                                         Ended
                                                                                       August 31,       Year Ended
                                                                                          1998          February 28,
Increase (Decrease) in Net Assets                                                      (Unaudited)         1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................    $   9,059,764        $  11,491,089
                 Net realized gain (loss) from investment transactions .........          531,994            2,680,787
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...................      (17,401,332)           3,474,590
                                                                                   ----------------    ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................       (7,809,574)          17,646,466
                 Distributions to shareholders from:
                   Net investment income .......................................       (9,107,772)         (11,198,598)
                                                                                   ----------------    ----------------
                   Net realized gains ..........................................       (1,392,936)          (1,527,954)
                                                                                   ----------------    ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................       64,119,551          125,593,145
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................        7,547,017            9,336,191
                 Cost of shares redeemed .......................................      (44,071,976)         (37,271,126)
                 Redemption fees ...............................................          109,418              120,019
                                                                                   ----------------    ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................       27,704,010           97,778,229
                                                                                   ----------------    ----------------
                 Increase (decrease) in net assets .............................        9,393,728          102,698,143
                 Net assets at beginning of period .............................      176,221,237           73,523,094
                 Net assets at end of period (including undistributed
                   net investment income of $272,724 and $320,732,                 ----------------    ----------------
                   respectively) ...............................................    $ 185,614,965        $ 176,221,237
                                                                                   ----------------    ----------------

Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................       13,323,225            5,759,335
                                                                                   ----------------    ----------------
                 Shares sold ...................................................        4,901,238            9,745,318
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................          583,475              721,489
                 Shares redeemed ...............................................       (3,424,196)          (2,902,917)
                                                                                   ----------------    ----------------
                 Net increase (decrease) in Fund shares ........................        2,060,517            7,563,890
                                                                                   ----------------    ----------------
                 Shares outstanding at end of period ...........................       15,383,742           13,323,225
                                                                                   ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.


                        18 - Scudder High Yield Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                                  For the Period
                                                                                Six Months                        June 28, 1996
                                                                                  Ended                           (commencement
                                                                                August 31,       Year Ended      of operations) to
                                                                                   1998          February 28,      February 28,
                                                                                (Unaudited)         1998               1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                               ---------------------------------------------------
Net asset value, beginning of period ......................................      $ 13.23          $ 12.77           $ 12.00
                                                                               ---------------------------------------------------
Income from investment operations:
Net investment income .....................................................          .60             1.19               .76
Net realized and unrealized gain (loss) on investment transactions ........        (1.07)             .57               .77
                                                                               ---------------------------------------------------
Total from investment operations ..........................................         (.47)            1.76              1.53
                                                                               ---------------------------------------------------
Less distributions from:
Net investment income .....................................................         (.61)           (1.17)             (.76)
Net realized gains from investment transactions ...........................         (.09)            (.14)             (.01)
                                                                               ---------------------------------------------------
Total distributions .......................................................         (.70)           (1.31)             (.77)
                                                                               ---------------------------------------------------
Redemption fees ...........................................................          .01              .01               .01
                                                                               ---------------------------------------------------
Net asset value, end of period ............................................      $ 12.07          $ 13.23           $ 12.77
                                                                               ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ......................................................        (3.77)**         14.60             13.23(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................          186              176                74
Ratio of operating expenses, net to average daily net assets (%) ..........          .34*             .03              0.00
Ratio of operating expenses before expense reductions, to average
  daily net assets (%) ....................................................         1.07*            1.23              1.75*
Ratio of net investment income to average daily net assets (%) ............         9.27*            9.28              9.44*
Portfolio turnover rate (%) ...............................................        103.1*           112.7              39.8*

(a) Total return would have been lower had certain expenses not been reduced.
(b) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                        19 - Scudder High Yield Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.


                        20 - Scudder High Yield Bond Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Substantially all of the net investment income is declared daily and distributed monthly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                        21 - Scudder High Yield Bond Fund

                      B. Purchases and Sales of Securities

For the six months ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $106,606,709 and $87,179,067, respectively. Purchases and sales of U.S. Government obligations aggregated $7,988,125 and $8,009,297, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. Until June 30, 1998, the Adviser agreed not to impose all or a portion of its management fee in order to maintain the annualized expenses of the Fund at not more than 0.25% of average daily net assets. Effective July 1, 1998, the Adviser agreed not to impose all or a portion of its management fee until December 31, 1998 in order to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended August 31, 1998, the Adviser did not impose a portion of its fee amounting to $632,579 and the fee imposed amounted to $51,772. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund at August 31, 1998, amounted to $386,248.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended August 31, 1998, SSC imposed fees of $54,040, all of which was unpaid at August 31, 1998 and did not impose fees amounting to $65,707.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $30,744.


                        22 - Scudder High Yield Bond Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended August 31, 1998, STC imposed fees of $3,236, all of which was unpaid at August 31, 1998 and did not impose fees amounting to $3,577.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended August 31, 1998, SFAC imposed fees of $14,076, all of which was unpaid at August 31, 1998 and did not impose fees amounting to $16,256.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended August 31, 1998, the Trustee's fees and expenses aggregated $24,589.

                                 D. Commitments

As of August 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $38,398.

                                                                                                        Net Unrealized
                                                                                                         Appreciation
                                                                                                        (Depreciation)
             Contracts to Deliver                    In Exchange For              Settlement Date          (U.S.$)
     -------------------------------------    -----------------------------      -----------------    -----------------
      European Currency Units   1,419,575      U.S. Dollars      1,558,949           11/30/98              (38,398)
                                                                                                        ===========


                        23 - Scudder High Yield Bond Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director
and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                       24 - Scudder High Yield Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder High Yield Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder High Yield Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder High Yield Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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